UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

XFORMITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction	Commission File	(I.R.S. Employer Identification
of incorporation)	Number	number)

14333 Proton Drive., Dallas, Texas 75244

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (972) 661-1200

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
OFFICERS.

     Effective May 4, 2006, the Company’s Board of Directors approved the election of Chris Ball to serve as a member of the board of directors, filling the existing vacancy on the board. Mr. Ball was not appointed to serve on any standing committee of the board.

     Mr. Ball currently serves as Chief Executive Officer and Chief Operating Officer of the Company. The information with respect to Mr. Ball required under Items 401 and 404 of Regulation SB are incorporated herein by reference to the reports that the Company has filed with the Commission under Section 13(a) of the Exchange Act.

     Effective May 4, 2006, the Company’s Board of Directors appointed board member Shawn Taylor to serve on the compensation committee of the board in addition to his service on the audit committee.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: May 9, 2006	/s/ Chris Ball
Chris Ball, Chief Executive Officer